UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 240.14a-12
TRIO-TECH INTERNATIONAL

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 3, 2007
          NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California, on Monday, December 3, 2007 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:
1.	To elect directors to hold office until the next Annual Meeting of Shareholders.

2.	To consider and vote upon a proposal to approve the Company’s 2007 Employee Stock Option Plan.

3.	To consider and vote upon a proposal to approve the Company’s 2007 Directors Equity Incentive Plan.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.
          The Board of Directors has fixed the close of business on October 8, 2007 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.
          After careful consideration, the Trio-Tech International Board of Directors recommends a vote FOR the nominees for director named in the accompanying proxy statement, a vote FOR the approval of the 2007 Employee Stock Option Plan and a vote FOR the approval of the 2007 Directors Equity Incentive Plan.
          Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.
By Order of the Board of Directors
A. CHARLES WILSON
Chairman
October 24, 2007
Van Nuys, California
IMPORTANT
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.
THANK YOU FOR ACTING PROMPTLY

TRIO-TECH INTERNATIONAL
14731 Califa Street
Van Nuys, California 91411
(818) 787-7000
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be held December 3, 2007
GENERAL
          This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California at 10:00 a.m., local time, on Monday, December 3, 2007, and at any adjournments thereof, for the purposes of electing directors, the consideration and voting upon approval of each of the 2007 Employee Stock Option Plan and the 2007 Directors Equity Incentive Plan and such other business as may properly come before the Annual Meeting. This Proxy Statement and the enclosed Proxy are intended to be mailed to shareholders on or about November 5, 2007.
Record Date and Voting Securities
          The Board of Directors fixed the close of business on October 8, 2007 as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 3,225,930 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.
Voting Generally
          The presence in person or by proxy of holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted for purposes of determining the presence of a quorum.
          In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The four candidates receiving the highest number of affirmative votes will be elected. With respect to the election of directors, any votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.
          Approval of the proposal adopting the 2007 Employee Stock Option Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2007 Employee Stock Option Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.
          Approval of the proposal adopting the 2007 Directors Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2007 Directors Equity Incentive Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.
Revocability of Proxies
          Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the four nominees for directors named under “Election of Directors,” FOR the approval of the 2007 Employee Stock Option Plan and FOR the approval of the 2007 Directors Equity Incentive Plan.

PROPOSAL 1
ELECTION OF DIRECTORS
Information With Respect to Directors
          The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. There are two vacancies on the Board of Directors. The Board does not intend to fill the vacancies at this time due to the costs associated therewith. It is intended that the Proxies received, unless otherwise specified, will be voted FOR the four nominees named below, all of whom are incumbent directors of the Company and, with the exception of Mr. Yong, are “independent” as specified in Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following sets forth, as of October 8, 2007, the names of each of the four nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
A. Charles Wilson	83	Chairman of the Board of Trio-Tech International;
		Chairman of the Board of Ernest Paper Products, Inc.;
		Chairman of the Board of Daico Industries, Inc.

S. W. Yong	54	Chief Executive Officer and President of Trio-Tech International

Richard M. Horowitz	67	President of Management Brokers Insurance Agency
		Chairman of the Board of Dial 800, Inc.

Jason T. Adelman	38	Senior Managing Director of Burnham Hill Partners.
          A. Charles Wilson
          Mr. Wilson has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.
          Siew Wai Yong
          Mr. Yong has been a Director, Chief Executive Officer and President of Trio-Tech since 1990. He joined Trio-Tech International Pte. Ltd. in Singapore in 1976 and was appointed as its Managing Director in August 1980. Mr. Yong holds a Masters Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.
          Richard M. Horowitz
          Mr. Horowitz has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.
          Jason T. Adelman
          Mr. Adelman was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Senior Managing Director of Burnham Hill Partners, a New York City based investment bank. Mr. Adelman is the co-founder of

Cipher Capital Partners, a private investment fund formed in 2006 that focuses on small capitalization special situation investing. Previously, Mr. Adelman was Managing Director of Investment Banking at H.C. Wainwright & Co., Inc. Mr. Adelman began his career at Coopers & Lybrand LLP in the financial services consulting practice. Mr. Adelman earned his B.A. in Economics, cum laude, from the University of Pennsylvania and his J.D. from Cornell Law School where he was Editor of the Cornell International Law Journal.
Vote required for election
          The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.
CORPORATE GOVERNANCE
Corporate Governance Program
               Our Board of Directors has established a Corporate Governance Program to address significant corporate governance issues that may arise. It sets forth the responsibilities and qualification standards of the members of the Board of Directors and is intended as a governance framework within which Board of Directors, assisted by its committees, directs our affairs.
Code of Ethics
          The Company has adopted a code of business conduct and ethics applicable to all officers, management and employees and a separate code of ethics applicable to its principal executive officer, principal financial officer and principal accounting officer or controller or persons performing similar functions.  A copy of the Company’s code of business conduct and ethics and code of ethics may be obtained, without charge, upon written request to the Secretary of the Company at 14731 Califa Street, Van Nuys, California 91411
Certain Relationships and Related Transactions
          The Board’s Audit Committee is responsible for review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year and their immediate family members. The Company’s code of business conduct and ethics provides guidance for addressing actual or potential conflicts of interests, including those that may arise from transactions and relationships between us and our executive officers or directors.
          In fiscal 2007, we hired Burnham Hill Partners, a division of Pali Capital, Inc’, to act as our exclusive financial advisor in connection with one or more potential strategic transactions currently being explored by the Company. One of our directors, Jason Adelman, is a partner of Burnham Hill Partners. Burnham Hill Partners proposed a fee arrangement that was consistent with industry standards for transactions of that nature, and an agreement which would expire 12 months from the date into which it was entered. The agreement was reviewed by the Board’s Audit Committee and approved by the Board of Directors of the Company in good faith by a vote sufficient without counting the vote of Mr. Adelman and, in the judgment of the Board of Directors, was just and reasonable at the time the agreement was so approved. To date, no fees have been paid to Burnham Hill Partners under this agreement.
          The Chairman of the Compensation Committee, A. Charles Wilson, previously served as an employee officer of the Company from 1981 to 1989.

BOARD MEETINGS AND COMMITTEES
          The Board held five meetings during the fiscal year ended June 30, 2007. All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and any committees of the board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the Annual Meeting of Shareholders. All of our directors attended the Annual Meeting of Shareholders held in December 2006.
          The Company does not have a standing nominating committee. The entire Board nominates the directors for election at the Annual Meeting. Because the Company currently has only four Board members, three of whom are “independent” (as defined under the listing standards of the American Stock Exchange upon which the Company’s securities are listed), the Board of Directors does not believe that a separate nominating committee is necessary as any selection of nominees, by virtue of the composition of the current Board, would be by a vote that would be the same as the vote of any separate committee consisting of only the independent directors. Furthermore, the Board values the input of each of its members and believes that input is important in determining the Board nominees. At such time, if any, as the Board composition changes, the Company may establish a separate nominating committee. As a result, the entire Board participates in the consideration of Board nominees and nominates the candidates for election named in this Proxy Statement.
          The Board has adopted a resolution addressing the nomination process and related matters. That resolution states, among other things, that the Board believes that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including without limitation members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises. The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess. However, the Board will consider various factors including without limitation the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances. The Company did not receive any recommendations as to nominees for election of directors for the Annual Meeting of Shareholders to be held on December 3, 2007.
          The Board will consider candidates proposed by shareholders of the Company and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates. Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an annual meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosure required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders. Shareholder candidate proposals should be sent to the attention of the Secretary of the Company at 14731 Califa Street, Van Nuys, California 91411.
          The Board has a standing Compensation Committee, which currently consists of three independent directors, namely Messrs. Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Compensation Committee determines salary and bonus arrangements. The Compensation Committee met four times during the past fiscal year. During fiscal year 2007, the Compensation Committee amended the Compensation Charter which was originally adopted by the Board of Directors on June 29, 2004. The complete text of the Amended Compensation Committee Charter is included as Appendix A to this Proxy Statement.
          The Board has a separately designed standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members thereof consist of Messrs. Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson, Chairman. The Board of Directors has determined that the

Audit Committee has at least one financial expert, namely A. Charles Wilson. The Board of Directors has affirmatively determined that Mr. Wilson does not have a material relationship with the Company that would interfere with the exercise of independent judgment and is “independent” as independence is defined in Section 121(A) of the listing standards of the American Stock Exchange. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held six meetings during the fiscal year ended June 30, 2007. Each of the members of the Audit Committee satisfies the independence standards specified in Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Audit Committee Charter was amended on October 25, 2005 and was included as an appendix to the Proxy Statement relating to the Annual Meeting held in December 2005.
DIRECTORS COMPENSATION
          During the fiscal year ended June 30, 2007, Richard M. Horowitz and Jason Adelman, as non-employee directors, received quarterly fees in an amount equal to $2,500 for each of the three quarters in which he attended Board and/or Committee meetings, and an annual fee of $5,000. Mr. Wilson, as a non-employee director, Chairman of the Board, Chair of the Audit Committee and Chairman of the Compensation Committee, received quarterly fees in an amount equal to $12,500 for each of the three quarters in which he attended a Board meeting and an annual fee of $12,500. The directors were also reimbursed for out-of-pocket expenses incurred in attending meetings.
          On December 2, 2005, the Board of Directors terminated the Company’s previous Directors’ Stock Option Plan. No stock options were granted to any of the directors during fiscal year 2007. On September 22, 2006, the Compensation Committee agreed that at the end of each fiscal year, the Committee should consider a bonus for the directors due to the termination of the Directors’ Stock Option Plan and the extra liabilities they are taking. On July 16, 2007, the Committee reviewed the Company’s overall performance and, in recognition of directors’ contributions, it was determined to give a cash bonus of $20,000 to each of Richard Horowitz and Jason Adelman, and a cash bonus of $40,000 to the Chairman of the Board.
          The Compensation Committee reviewed the average directors’ fees for comparable public companies. The Committee believes that the director fees paid to its directors were substantially less than the fees paid to directors of comparable public companies. Directors’ compensation may be increased based on their total responsibility taken during the year and the profitability of the Company,
          The following table contains information on compensation for our non-employee members of our Board of Directors during 2007.
DIRECTORS COMPENSATION

	Fees Earned	All Other
	or Paid in	Compensation(1)
Name	Cash ($)	($)	Total ($)
A. Charles Wilson	50,000	40,000	90,000
Richard M. Horowitz	12,500	20,000	32,500
Jason T. Adelman	12,500	20,000	32,500

(1)	Amounts represent the bonus paid to each director for fiscal 2007.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
          The following table sets forth, as of October 22, 2007, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers, and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

	Amount of
	Shares Owned
Name (1)	Beneficially (1)		Percent of Class (1)
S.W. Yong	329,068		10.20%
A. Charles Wilson	210,500	(2)	6.53%
Richard M. Horowitz	182,101	(3)	5.64%
Victor H.M. Ting	56,552	(4)	1.75%
Jason Adelman	0		0%
H.P. Lim	0		0%
All Directors and Executive Officers as a group (6 persons)	778,221	(2)	24.12%
		(3)
		(4)
Daniel Zeff	221,085	(5)	6.85%

(1)	The percentage shown for each individual and for all executive officers and directors as a group is based upon 3,225,930 shares outstanding. The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from October 22, 2007 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the directors and executive officers above is in care of the Company at 14731 Califa Street, Van Nuys, California 91411.

(2)	The shares are either held directly or in a trust for which Mr. Wilson serves as trustee.

(3)	Does not include 4,600 shares deemed to be held indirectly through an IRA of Mr. Horowitz’s spouse. Mr. Horowitz disclaims beneficial ownership of the shares held in such IRA. The shares indicated above are held indirectly in a living trust of which Mr. Horowitz and his spouse are trustees and beneficiaries.

(4)	Includes options to purchase an aggregate of 4,500 shares from the Company at exercise prices from $2.66 to $4.44 per share.

(5)	Based on the information provided by Daniel Zeff on October 22, 2007. Mr. Zeff does not directly own any shares of Common Stock, but indirectly owns 221,085 shares of Common stock in his capacity as the sole manager and member of Zeff Holding Company, LLC, a Delaware limited liability company, which in turn serves as the general partner for Zeff Capital Partners I, L.P., a Delaware limited partnership. Mr. Zeff also provides discretionary investment management services to Zeff Capital Offshore Fund, a class of shares of Spectrum Galaxy Fund Ltd, a company incorporated in the British Virgin Islands, reporting the power to vote or direct the vote of over 221,085 shares and the power to dispose or direct the disposition of 221,085 shares. The address of Daniel Zeff is c/o Zeff Holding Company, LLC 50 California Street, Suite 1500, San Francisco, CA 94111.

The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.
EQUITY COMPENSATION PLAN INFORMATION
          The following table provides information as of June 30, 2007 with respect to shares of our common stock that may be issued under our existing equity compensation plan. The Company’s 1998 Stock Option Plan and Directors’ Stock Option Plan were approved by the Board on September 30, 1997 and by shareholders on December 8, 1997. On December 2, 2005, the Board of Directors terminated the 1998 Stock Option Plan and the Directors’ Stock Option Plan. The Company did not grant any options under either of these two plans in the 2007 fiscal year.

EQUITY COMPENSATION PLAN INFORMATION
Number of securities
remaining available
for future issuance
	Number of		under equity
	securities to be		compensation plans
	issued upon	Weighted average	(excluding securities
	exercise of	exercise price of	reflected in column
	outstanding options	outstanding options	(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by shareholders
(1) Company’s 1998 Stock Option Plan	13,050	$3.03	—
(2) Directors’ Stock Option Plan	—	—	—
Options granted outside of the above plans	—	—	—

Total	13,050	$$3.03	—

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee
          The Compensation Committee reviews and approves corporate goals and objectives relating to the compensation of the Chief Executive Officer, and reviews goals and objectives of other executive officers; establishes the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives; evaluates the performance of the executives; determines and approves the compensation level for the Chief Executive Officer; reviews and approves compensation levels of other key executive officers.
Compensation Objectives
          The Company operates in a highly competitive and rapidly changing industry. The key objectives of the Company’s executive compensation programs are to:
•	Attract, motivate and retain executives who drive Trio-Tech’s success and industry leadership.

•	Provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of that role, and the individual’s demonstrated ability to perform that role.

•	Motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance.

What Our Compensation Program is Designed to Reward
          Our compensation program is designed to reward each individual named executive officer’s contribution to the advancement of the Company’s overall performance and execution of our goals, ideas and objectives. It is designed to reward and encourage exceptional performance at the individual level in the areas of organization, creativity and responsibility while supporting the Company’s core values and ambitions. This in turn aligns the interest of our executive officers with the interests of our shareholders, and thus with the interests of the Company.
Determining Executive Compensation
          The Compensation Committee reviews and approves the compensation program for executive officers annually after the closing of each fiscal year. Reviewing the compensation program at such time allows the Compensation Committee to consider the overall performance of the past fiscal year and the financial and operating plans for the upcoming fiscal year in determining the compensation program for the upcoming fiscal year.
          The Compensation Committee also annually reviews market compensation levels with comparable jobs in the industry to determine whether the total compensation for our officers remains in the targeted median pay range. This assessment includes evaluation of base salary, annual incentive opportunities, and long-term incentives for the key executive officers of the Company. The Company did not hire any compensation consultants in fiscal year 2007.
          The Committee’s compensation decisions are based on the Company’s operation performance, the performance and contribution of each individual officer, and the compensation budget and objectives of the Company. The Compensation Committee also considers other factors, such as the experience and potential of the officer and the market compensation level for the similar position.
Role of Executive Officers in Determining Executive Compensation
             The Compensation Committee determines compensation for the Chief Executive Officer, which was based on different factors, such as level of responsibility and contributions to the performance of the Company. The Chief Executive Officer recommends the compensation for the Company’s executive officers (other than the compensation of the Chief Executive Officer) to the Compensation Committee. The Compensation Committee reviews the recommendations made by the Chief Executive Officer and determines the compensation of the Chief Executive Officer and the other executive officers.
Components of Executive Compensation
          The Company’s compensation program for fiscal year 2007 had two major components: (1) base annual salary; and (2) potential annual cash incentive awards that were based primarily on financial performance of the Company or its relevant business operating units.
          On July 16, 2007, the Compensation Committee reviewed the components of the compensation program. As the Company is growing larger, the Committee decided to terminate the potential cash incentive awards for the Chief Executive Officer and the Chief Financial Officer for fiscal 2008 and thereafter, which bonuses in the past were based primarily on the Company’s overall performance. Also, the Committee proposed to increase the base salary for the executive officers and restore long term incentives in the form of stock options, which was terminated on December 2, 2005. The Committee believes that long term incentives in the from of stock options can better encourage the executive officers to improve operations and increase profits for the Company through participation in the growth in value of the Company’s Common Stock.
               Base salary
          The current compensation method for the executive officers is to keep the base salary of the executive officers in the low end of the market but to give bonuses based on the Company’s overall performance. Base salary for our executive officers was determined utilizing a number of different factors.

          One factor that was taken into account in determining base salary for our executive officers was the compensation policies of other companies comparable in size to and within substantially the same industry as Trio-Tech. Keeping our executives officers’ salary in line with the market ensures the Company’s competitiveness in the marketplace in which the Company competes for talent.
          The other factor that was taken into account in determining base salary for our executive officers was salaries paid by us to our named executive officers during the immediately preceding year and increases in the cost of living.
          In fiscal year 2007, the Committee increased the base salary for the Chief Financial Officer and Vice President to compensate for the increase in the cost of living. The base annual salary of the Chief Executive Officer remained the same in the currency of Singapore, which was based on market data in similarly sized companies or in similar industries. The variance in his base salary as compared to fiscal 2006 was due to the appreciation of Singapore dollars against U.S. dollars.
          The salary increase was as follows:

Executives	Base Salary	Percent Increase(1)
Victor Ting, Vice President and Chief Financial Officer	$129,505	3%
H.P. Lim, Vice President-Testing	$93,270	5%

(1)	Percent increase is based on the increase in base salary in the currency of Singapore. The appreciation of Singapore dollar against U.S. dollars is excluded in the calculation.
          The fiscal year 2007 base cash compensation for officers of the Company who reside in Singapore was denominated in the currency of Singapore. The exchange rate therefor was established as of June 30, 2007 and was computed to be 1.55 Singapore dollars to each U.S. dollar. Singapore executive officers’ base salaries are credited with a compulsory contribution ranging from 1.3% to 4.9% of base salary as required under Singapore’s provident pension fund.
          Bonuses
          The annual cash bonuses are designed to supplement our low base salary paid to the executive officers. The executive bonus plan is designed to reward our executives for the achievement of shorter-term financial goals, primarily increases in net operating income of the Company. The incentive bonuses directly tie to the Company’s financial performance and thus align the interests of our executive officers with our shareholders.
          In determining the bonuses, the Committee evaluated the annual performance of our executive officers and reviewed the actual performance for the prior year against budget and forecast. Besides the measurement against financial performance, the Committee also reviewed whether the executive officers achieved their long-term and short-term objectives, such as keeping costs low. However, the measurement was also subjective in that the Committee also took into consideration overall market conditions.
          In September 2006, the Compensation Committee approved the bonus formula for the Chief Executive Officer, as intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2007 bonus formula for the Chief Executive Officer was based on 5% of pre-tax profits of the Company’s overall performance. Such arrangements depend solely on the profitable results in the Company during the fiscal year.
          The Compensation Committee also considered awarding additional discretionary annual cash bonuses to its executive officers based primarily on the Company’s overall performance and, to a lesser extent, the contribution each executive made to the Company’s success, and directed the Singapore subsidiary to formulate and grant the performance bonuses.

          Our current compensation method, which has the element of a base salary and bonuses, reflects our objective, which is to motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcome and financial performance.
COMPENSATION COMMITTEE REPORT
          The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement for this Annual Meeting of shareholders.
COMPENSATION COMMITTEE
A. Charles Wilson.
Jason T. Adelman
Richard M. Horowitz

EXECUTIVE COMPENSATION
Executive Officers
          Mr. S.W. Yong serves as the Chief Executive Officer and as a director of the Company. Biographical information regarding Mr. Yong is set forth under the section entitled “Election of Directors.”
          Mr. Victor H. M. Ting, age 53, first joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager from 1985-1989. In December 1989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.
          Mr. Hwee Poh Lim, age 48, joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991. In February 1993, all test facilities in Southeast Asia came under Mr. Lim’s responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.
Summary Compensation Table
          The following table shows compensation information concerning compensation awarded to, earned by or paid for services to the Company in all capacities during the fiscal year ended June 30, 2007 by our Chief Executive Officer, our Chief Financial Officer, and our one other executive officer who had annual compensation in excess of $100,000 for the fiscal year ended June 30, 2007 (the “Named Executive Officers”). The Company has no other executive officers.
SUMMARY COMPENSATION TABLE

	Fiscal				All Other
Name and Principal Position	Year	Salary		Bonus (1)	Compensation		Total ($)
S.W. Yong President and Chief Executive Officer	2007	235,758	(2)	225,278	27,185	(3)	488,221

Victor H.M. Ting, Vice President and Chief Financial Officer	2007	129,505		45,056	14,034	(4)	188,595

H. P. Lim Vice President — Testing	2007	93,270		52,621	15,029	(5)	160,920

(1)	The bonuses for fiscal year 2007 were based on the bonus formula set up by the Compensation Committee in September 2006.

(2)	The Chief Executive Officer did not receive any fees for services rendered as a director of Trio-Tech International.

(3)	The amount shown in the other compensation column includes the total of central provident fund contributions of $3,139, life insurance premiums of $9,373, car benefits of $10,519, and director fees of $4,154 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Yong was 1.3% for fiscal 2007. The Company is not the beneficiary of the life insurance for the Chief Executive Officer. The remaining premiums thereunder are approximately $9,485 ($14,512 Singapore dollars, based on the spot exchange rates published by the Federal Reserve on June 30, 2007).

(4)	The amount shown in the other compensation column includes the total of central provident fund contributions of $3,139, car benefits of $7,744 and director fees of $3,151 for the service as a director for Trio-Tech Malaysia and Trio-Tech Kuala Lumpur, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution for Mr. Ting was 2.4% for fiscal 2007.

(5)	The amount shown in the other compensation column includes the total of central provident fund contributions of $4,534, car benefits of $8,919 and director fees of $1,576 for the service as a director for Trio-Tech Malaysia, which are 55% owned by the Company. Singapore officers are credited with a compulsory contribution to their central provident fund at a certain percentage of their base salaries in accordance with Singapore law, except for bonuses in this context. The compulsory contribution with respect to Mr. Lim was 4.9% for fiscal 2007.
Outstanding Equity Awards at Fiscal Year-End
          The following table shows all outstanding equity awards held by the Named Executive Officers as of June 30, 2007, the end of the 2007 fiscal year. There were no grants of equity securities in fiscal year 2007.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price	Date
Victor H.M. Ting,	1,750	0	2.66	07-14-08
Vice President and Chief Financial Officer	1,375	1,375 (1)	4.40	01-07-09

(1)	Vesting date was July 1, 2007.
Option Exercises and Stock Vested
          The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Named Executive Officers during fiscal 2007.

OPTION EXERCISES
Number of
	Shares	Value
	Acquired on	Realized on
Name and Principal Position	Exercise (#)	Exercise (#)
H. P. Lim Vice President — Testing	1,250	$12,613

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
          Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and ten percent shareholders file reports of ownership and changes in ownership with the SEC as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.
          Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended June 30, 2007, except for (a) two Form 4s filed late for a director of the Company, Richard M. Horowitz, each of which late filing reported one transaction, (b) one Form 4 filed late for a director, Jason Adelman, which filing reported one transaction and (c) one Form 4 filed late by one of the executive officers of the Company, Victor H. M. Ting, which filing reported one transaction.

PROPOSAL 2
APPROVE THE COMPANY’S
2007 EMPLOYEE STOCK OPTION PLAN
               On September 24, 2007, the Company’s Board of Directors unanimously adopted, subject to shareholder approval, the Company’s 2007 Employee Stock Option Plan. The purpose of the 2007 Employee Stock Option Plan is to encourage selected employees, consultants and advisors to improve operations and increase profits of the Company and to accept or continue employment or association with the Company or its affiliates, to increase the interest of such persons in the Company’s welfare through participation in the growth in value of the Company’s Common Stock, and to enable the Company to attract and retain top-quality employees, officer, and consultants and provide them with an incentive to enhance shareholder return. Up to 300,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Employee Stock Plan. The full text of the 2007 Employee Stock Option Plan appears as Exhibit 1 to this Proxy Statement and the description of the 2007 Employee Stock Option Plan herein is qualified in its entirety by reference to the text of the Plan.
               The 2007 Employee Stock Option Plan is intended to replace the 1998 Stock Option Plan, which was terminated on December 2, 2005. As of October 22, 2007, the Company had outstanding stock options to officers and employees to purchase an aggregate of 13,050 shares of Common Stock under the 1998 Stock Option Plan. No further options may be granted under the 1998 Stock Option Plan.
          The closing sales price of the Company’s Common Stock as reported on the American Stock Exchange on October 22, 2007 was $ 11.45.
          Approval of the proposal adopting the 2007 Employee Stock Option Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2007 Employee Stock Option Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.
          The Board of Directors believes that the future success of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel. Accordingly, the Board of Directors believes adoption of the 2007 Employee Stock Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the 2007 Employee Stock Plan.
Description of the 2007 Employee Stock Option Plan
          The 2007 Employee Stock Option Plan provides for the grant of options to selected employees, consultants and advisers of the Company to purchase up to an aggregate of 300,000 shares of Common Stock. At present, there are approximately 45 persons eligible to participate in the 2007 Employee Stock Option Plan. The 2007 Employee Stock Option Plan will be administered by the Board of Directors or a committee of the Board. The administrator will have complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 2007 Employee Stock Option Plan. Options granted under the 2007 Employee Stock Option Plan may be “incentive stock options” as defined in Section 422 of the Code, or nonqualified options, and will be designated as such.
          The exercise price of options granted under the 2007 Employee Stock Option Plan may be not less than the fair market value of the Company’s Common Stock on the date of grant. Fair market value will be determined as provided in the 2007 Employee Stock Option Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder. The exercise price of options intended to be incentive stock options must be 110% of fair market value if such option is granted to an employee who holds more than 10% of the total combined voting power of the Company voting securities.

          In accordance with the rules under the Code for incentive stock options, the 2007 Employee Stock Option Plan provides that incentive stock options granted to any particular employee under the 2007 Employee Stock Option Plan or any other incentive option plan adopted by the Company may not “vest” for more than $100,000 in fair market value of the stock (measured on the grant date) in any calendar year. If incentive stock options granted to one optionee would vest for more than $100,000, then the exercisability of such incentive stock option will be deferred to the extent necessary to satisfy the $100,000 limit. This restriction does not apply to non-qualified options, which may be granted without regard to any limitation on the amount of Common Stock for which the option may “vest” in any calendar year.
          In general, upon termination of employment of an optionee, all options granted to such person which were not exercisable on the date of such termination will immediately terminate, and any options that are exercisable on such termination date will be exercisable for a period of three months (six months in the case of termination by reason of death or disability) following termination of employment.
          Options may not be exercised more than ten years after the date of grant (five years after the date of grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 2007 Employee Stock Option Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. The exercise price under any option may be paid in cash, final recourse notes or shares of Common Stock already owned, as may be determined by the administrator. Under the 2007 Employee Stock Option Plan, shares subject to canceled or terminated options are available for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events. The 2007 Employee Stock Option Plan is effective for ten years, unless sooner terminated or suspended. The 2007 Employee Stock Option Plan provides that no person shall be granted options covering more than 100,000 shares of Common Stock during any twelve month period.
          The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding options except to conform to the 2007 Employee Stock Option Plan and options granted hereunder to the requirements of federal or other tax laws relating to such stock options. No amendment, alteration, suspension or discontinuance will require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable. However, no amendment will, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) promulgated under the Exchange Act or any successor rule thereto.
Certain Federal Income Tax Consequences
          The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of non-qualified stock options and incentive stock options granted under the Employee Stock Option Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2007 Employee Stock Option Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.
          This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of incentive stock options and/or non-qualified stock options are made under the Employee Stock Option Plan.

          Non-qualified Options An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of such an option, the optionee generally recognizes ordinary income in the amount of the excess of the fair market value of the shares on the date of exercise over the option price for such shares. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the amount recognized as ordinary income upon exercise of the option, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.
          No tax deduction is available to the Company upon either the grant of a non-qualified stock option or the sale of stock acquired pursuant to the exercise of such option. Subject to the limits on deductibility of employee remuneration under Section 162(m) of the Code, the Company will generally be entitled to a tax deduction at the time the non-qualified stock option is exercised in an amount equal to the amount of ordinary income recognized by the optionee upon the exercise of the option. Non-qualified stock options granted to executive officers under the 2007 Employee Stock Option Plan are intended to qualify as performance-based compensation for purposes of Section 162(m) of the Code, and the Company should be entitled to a tax deduction in the amount of ordinary income recognized by such officers upon the exercise of the options. However, no tax authority or court has ruled on the applicability of Section 162(m) to the 2007 Employee Stock Option Plan. The Company retains the right to grant options under the 2007 Employee Stock Option Plan in accordance with the terms of the 2007 Employee Stock Option Plan regardless of whether the Internal Revenue Service or a court having final jurisdiction with respect to the matter ultimately determines that the non-qualified stock options granted to executive officers are not deductible under Section 162(m) of the Code.
          Incentive Stock Options Upon the grant or exercise of an incentive stock option, the grantee thereof will not recognize any income for regular federal income tax purposes. If a grantee exercises an incentive stock option and retains the shares received for at least two years after the date of grant of such option and at least one year from the date of the option exercise, any gain realized upon the subsequent sale of the shares will be characterized as long term capital gain. If a grantee disposes of shares acquired upon exercise of an incentive stock option within two years after the date of grant of such option or within one year after the date of exercise of such option, the disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the purchase price, or (2) the amount realized on the disposition minus the purchase price, will be taxed as ordinary income to the grantee in the taxable year in which the disposition occurs. The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long or short-term capital gain, depending on the length of time the optionee has held the stock from the date of exercise.
          The exercise of an incentive stock option may subject a grantee to alternative minimum tax liability because the excess of the fair market value of the shares at the time an incentive stock option is exercised over the exercise price of the shares is included in income for purposes of the alternative minimum tax, even though it is not included in taxable income for purposes of determining the regular tax liability of a grantee. Consequently, a grantee may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option. As the application of the alternative minimum tax is complex and depends on each person’s individual tax situation, a grantee should consult his or her own tax advisor in order to determine whether the exercise of an incentive stock option will subject the grantee to the alternative minimum tax.
          In general, there will be no federal income tax deduction allowed to the Company upon the grant, exercise, or termination of an incentive stock option, or upon the sale of shares acquired pursuant to the exercise of an incentive stock option. However, in the event of a disqualifying disposition, the Company will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by a grantee upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Internal Revenue Code.
          Both non-qualified stock options and incentive stock options granted pursuant to the Employee Stock Option Plan are intended to be exempt from Section 409A of the Code. The final Treasury Regulations under Section 409A, issued in April 2007, exclude from the provisions of that section (i) any stock options that are incentive stock options under Section 422 of the Code, and (ii) any non-qualified stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the grant date. The 2007 Employee Stock Option Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations. As a result, both non-qualified stock options and incentive stock options granted pursuant to the 2007 Employee Stock Option Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” APPROVAL OF THE COMPANY’S 2007 EMPLOYEE STOCK OPTION PLAN.

PROPOSAL 3
APPROVE THE COMPANY’S
2007 DIRECTORS EQUITY INCENTIVE PLAN
          On September 24, 2007, the Company’s Board of Directors unanimously adopted, subject to shareholder approval, the 2007 Directors Equity Incentive Plan, subject to shareholder approval. The purpose of the 2007 Directors Equity Incentive Plan is to create a Common Stock of the Company and create an incentive for them to serve on the Board of Directors of the Company and contribute to its long- term growth and profitability objectives. Up to 200,000 shares of common stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 2007 Directors Equity Incentive Plan. The full text of the 2007 Directors Equity Incentive Plan appears as Exhibit 2 to this Proxy Statement and the description of the Plan herein is qualified in its entirety by reference to the text of the Plan.
          The 2007 Directors Equity Incentive Plan is intended to replace the previous Directors’ Stock Option Plan, which was terminated on December 2, 2005. As of October 22, 2007, the Company had no outstanding stock options to directors under the previous Directors’ Stock Option Plan. No further options may be granted under the previous Directors’ Stock Option Plan.
          The closing sales price of the Company’s common stock as reported on the American Stock Exchange on October 22, 2007 was $ 11.45.
               Approval of the proposal adopting the 2007 Directors Equity Incentive Plan requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will not be voted for or against the proposal. Because abstentions from voting will be considered shares present at the Annual Meeting and entitled to vote, the abstentions will have the effect of a negative vote as a majority of the shares represented at the meeting is required for approval of the 2007 Directors Equity Incentive Plan. Because broker non-votes are not included in the determination of the number of shares present at the meeting and entitled to vote, broker non-votes will have no legal effect on the vote.
          The Board of Directors believes adoption of the 2007 Directors Equity Incentive Plan is in the best interests of the Company and its shareholders and recommends a vote “FOR” the approval of the 2007 Directors Equity Incentive Plan.
Description of the 2007 Directors Equity Incentive Plan
          The 2007 Directors Equity Incentive Plan provides for the grant to directors of the Company of stock options or restricted stock awards to purchase up to 200,000 shares of Common Stock. The 2007 Directors Equity Incentive Plan is administered by the Board of Directors or a committee of the Board (the “Administrator”). The persons eligible to participate in the 2007 Directors Equity Incentive Plan are the duly elected Directors of the Company (currently four individuals). The Administrator determines the meaning and application of the provisions of the 2007 Directors Equity Incentive Plan and related option agreements.
          Options granted under the 2007 Directors Equity Incentive Plan may only be nonqualified stock options. The exercise price of each option granted under the 2007 Directors Equity Incentive Plan shall be 100% of the fair market value of the underlying shares on the date of grant. Fair market value will be determined as provided in the 2007 Directors Equity Incentive Plan, which valuation methodology is intended to come within the parameters of Section 409A of the Code and the regulations thereunder. Each option may be fully exercisable on the date of the grant and has a term of five years from the date of the grant. Options granted under the 2007 Directors Equity Incentive Plan will be in addition to the cash fee paid to each Director. Generally, options may be exercised only by the individual to whom the option is granted, and are not transferable or assignable, except that in the event of an optionee’s death or legal disability, the optionee’s heirs or legal representatives may exercise the options for a period not to exceed twelve months.
          Options will cease to be exercisable, except for a director who has severed as a non-employee on the Company’s Board of Directors for more than five year, within thirty days after termination of the optionee’s service as a Director, other than upon termination due to death, disability or retirement or upon termination for cause.

Options will be exercisable within twelve months of death or disability and within three months of retirement. Upon termination for cause, a participant’s options shall be rescinded.
          With the approval of the Company’s Board of Directors or an appropriate committee, a director may be granted one or more restricted stock awards under the Plan. Such awards will be grants of shares of Common Stock on such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board of Directors or the committee and set forth in a restricted stock agreement with the directors.
          The Board of Directors may terminate or amend the 2007 Directors Equity Incentive Plan without the approval of the Company’s shareholders, but shareholder approval would be required in order to amend the Plan to increase the number of shares, to change the class of persons eligible to participate in the Plan, to extend the maximum five-year exercise period or to permit an option exercise price to be fixed at less than 100% of the fair market value as of the date of grant.
          The amount of shares reserved for issuance under the 2007 Directors Equity Incentive Plan and the terms of outstanding options shall be adjusted in the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events.
Certain Federal Income Tax Consequences
          The following is a brief summary of the principal federal income tax consequences to the Company and an eligible person (who is a citizen or resident of the United States for U.S. federal income tax purposes) of options and restricted stock awards granted under the 2007 Directors Equity Incentive Plan. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences. The federal income tax consequences of an eligible person’s award under the 2007 Directors Equity Incentive Plan are complex, are subject to change and differ from person to person. Each person should consult with his or her own tax adviser as to his or her own particular situation.
          This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code, Internal Revenue Service rulings, judicial decisions and administrative rulings as of the date of this Proxy Statement, all of which are subject to change or differing interpretations, including changes and interpretations with retroactive effect. No assurance can be given that the tax treatment described herein will remain unchanged at the time that grants of stock options and/or restricted stock are made under the 2007 Directors Equity Incentive Plan.
          Options An optionee generally recognizes no taxable income as the result of the grant of a non-qualified stock option. Upon exercise of such an option, the optionee generally recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the amount recognized as ordinary income upon exercise of the option, will be taxed as short-term or long-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of exercise. No tax deduction is available to the Company upon either the grant of the option or the sale of stock acquired pursuant to the exercise of such option. The Company is entitled to a deduction at the time the option is exercised in an amount equal to the amount of ordinary income recognized by the optionee upon exercise of the option. Special rules apply under Section 16(b) of the Exchange Act if a participant exercises an option within six months of the date of grant.
          Under the terms of the 2007 Directors Equity Incentive Plan, all options must be granted with an exercise price per share equal to the fair market value of a share of the Company’s common stock on the grant date. The final Treasury Regulations under Section 409A, issued in April 2007, exclude from the provisions of that section any stock options granted with an exercise price of not less than the fair market value of the stock on the grant date, provided that the number of shares subject to the option is fixed on the date of grant. The stock options granted pursuant to the 2007 Directors Equity Incentive Plan are intended to be exempt from Section 409A, and the 2007 Directors Equity Incentive Plan contains definitions of “fair market value” and “grant date” that are consistent with those set forth in the Treasury Regulations. As a result, non-qualified stock options granted pursuant to the 2007

Directors Equity Incentive Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.
          Restricted Stock Issuances As long as restricted stock remains both nontransferable and subject to a substantial risk of forfeiture, there are generally no tax consequences resulting from the issuance of such restricted stock for either the participant or the Company. At such time as the restricted stock either becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the stock at such time over the amount, if any, that the recipient paid for the stock. However, the participant may elect under Section 83(b) of the Code, within 30 days after the issuance of such restricted stock, to recognize as ordinary income at the time of issuance the excess, if any, of the fair market value of such restricted stock (valued at the date of issuance as if it were unrestricted) over the amount that the recipient paid for it, as ordinary income. The Company will be entitled to a compensation deduction at the time the participant recognizes ordinary income equal to the amount of ordinary income recognized by the participant. If such an election is made and the stock is ultimately forfeited, the participant will not be entitled to a deduction for the amount previously recognized as ordinary income.
          When stock that was formerly restricted stock is sold or otherwise disposed of, the tax treatment will depend on whether the participant made the election described in the previous paragraph. If the participant did not make the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date the restrictions lapsed to the date of sale or other disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the participant for the restricted stock and the amount recognized by the participant as ordinary income on the date the restrictions lapsed. If the participant made the election, disposition of the stock will result in a long or short term capital gain or loss, depending on the length of time from the date of the restricted stock issuance to the date of disposition, in an amount equal to the difference between the amount received on disposition and the sum of any amount paid by the participant for the restricted stock and the amount recognized by the recipient as ordinary income at the time of the grant.
          The final Treasury Regulations under Section 409A exclude from the provisions of that section any restricted stock issued subject to a substantial risk of forfeiture, regardless of whether the recipient makes an election under Section 83(b). As a result, restricted stock issued pursuant the 2007 Directors Equity Incentive Plan should not be subject to the accelerated income tax and excise tax provisions of Section 409A of the Code.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” APPROVAL OF THE 2007 DIRECTORS EQUITY INCENTIVE PLAN.

REPORT OF THE AUDIT COMMITTEE
          During the fiscal year ended June 30, 2007, the Audit Committee fulfilled its duties and responsibilities as outlined in the charter. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements and related footnotes for the fiscal year ended June 30, 2007, and the independent auditor’s report on those financial statements, with the Company’s management and independent auditor. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has discussed with BDO Raffles (BDO) the matters required to be discussed with the Audit Committee by AICPA Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees”. The Audit Committee’s review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company’s financial statements, including the disclosures relating to critical accounting policies.
          The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. The Audit Committee has evaluated BDO’s qualifications, performance, and independence, including that of the lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent audit firm. The Audit Committee has established a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its delegate. The Company’s pre-approval policy is more fully described in this proxy statement under the caption “Policy for pre-approval of audit and non-audit services.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of BDO. In addition, BDO has provided the Audit Committee with the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has engaged in dialogue with BDO regarding their independence.
          Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2007 be included in the Company’s Annual Report on Form 10-K.
Dated October 24, 2007
THE AUDIT COMMITTEE
A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
          On July 10, 2006, 2006, BDO Seidman, LLP (“BDO”) was reappointed as the principal accountant to audit the Company’s financial statements, and has audited such statements for each of the fiscal years ended June 30, 2007 and June 30, 2006. A representative of BDO is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions. In fiscal 2006, Ernst & Young was selected for tax advice relating to the sale of the Ireland property.
          The Audit Committee has selected BDO as the independent registered public accounting firm for the fiscal year ending June 30, 2008
          The following table shows the fees that we paid or accrued for audit and other services provided by BDO Seidman and LLP and Ernst & Young LLP for fiscal years 2007 and 2006. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2007	2006
Audit Fees	204,000	200,500
Audit-Related Fees	—	—
Tax Fees	37,591	55,410
All Other Fees	—	—

	241,591	255,910

               Audit Fees
          The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed by BDO or to be billed for professional services rendered for the audit of the Company’s fiscal 2007 and fiscal 2006 annual financial statements and for the review of the financial statements included in the Company’s quarterly reports during such periods.
               Audit- Related Fees
          No other fees were paid to BDO or Ernst & Young for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements.
               Tax Fees
          The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2007 and fiscal 2006 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries. During fiscal 2006, tax fees included $12,000 paid to Ernst &Yong LLP for tax advice relating to the sale of the Ireland property, and $18,000 paid to BDO for foreign tax credit analysis.
               All Other Fees
          No fees were paid to BDO or Ernst & Young in either of the last two fiscal years for products or services rendered in such years, other than those described above.
          The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fees levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Since June 30, 2004, all services provided by BDO required pre-approval by the Audit Committee. The policy has not been waived in any instance.
ADDITIONAL MEETING INFORMATION
Shareholder Proposals
          Shareholders who wish to present proposals at the Annual Meeting to be held following the end of the fiscal year ended June 30, 2008 should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 9, 2008 for inclusion in next year’s Proxy Statement and Proxy Card. If a shareholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 22, 2008.
Proxy Solicitation
          The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.
Annual Report
          The Company’s Annual Report to Shareholders for the year ended June 30, 2007 is being mailed with this proxy statement to shareholders entitled to notice of the meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.
          Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2007. This request should be directed to the Corporate Secretary, Trio-Tech International, 14731 Califa Street, Van Nuys, California 91411.
OTHER MATTERS
          The shareholders and any other persons who would like to communicate with the Board, can access the website and fill in the contact form for any enquires or information. The form will be sent directly to the Secretary and the communications for specified individual directors or the Board will be given to them personally by the Secretary. In addition, the contact number is listed on the website and the messages will be passed to the Board accordingly.
          At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.
By Order of the Board of Directors
A. CHARLES WILSON
Chairman

Exhibit 1
2007 EMPLOYEE STOCK OPTION PLAN
OF
TRIO-TECH INTERNATIONAL
1. PURPOSES OF THE PLAN
     This 2007 Employee Stock Option Plan (the “Plan”) of Trio-Tech International, a California corporation (the “Company”), is hereby established effective as of September 24, 2007, the date that the Plan was approved and adopted by the Company’s Board of Directors. The purposes of the Plan are to:
     (a) Encourage selected employees (including directors who are also employees), consultants and advisers to improve operations and increase profits of the Company;
     (b) Encourage selected employees (including directors who are also employees), consultants and advisers to accept or continue employment or association with the Company or its Affiliates; and
     (c) Increase the interest of selected employees (including directors who are also employees), consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company (the “Common Stock”).
     Options granted under this Plan (“Options”) may be “incentive stock options” (“ISOs”) intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or “nonqualified options” (“NQOs”). The Company shall have no liability to any optionee hereunder with respect to the tax treatment of any Option granted and in effect under the Plan. The Plan is designed to be exempt from Code Section 409A.
2. ELIGIBLE PERSONS
     Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or director who is an employee of the Company. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant.

3. STOCK SUBJECT TO THIS PLAN; MAXIMUM NUMBER OF GRANTS
     Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under Options granted pursuant to this Plan shall not exceed 300,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan. No eligible person shall be granted Options during any twelve-month period covering more than 100,000 shares.
4. ADMINISTRATION
     (a) The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee (the “Committee”) to which administration of the Plan, or of part of the Plan, is delegated by the Board (in either case, the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion in accordance with applicable laws. If necessary in order to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (“Rule 16b-3”), or any successor rule thereto, and Section 162(m) of the Code, the Committee shall, in the Board’s discretion, be comprised solely of “non-employee directors” within the meaning of Rule 16b-3 and “outside directors” within the meaning of Section 162(m) of the Code. The foregoing notwithstanding, the Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper and the Board, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.
     (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall vest and be exercisable; (viii) with the consent of the optionee, to modify, amend, terminate or replace any Option; (ix) to defer (with the consent of the optionee) the exercise date of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.
     (c) All questions of interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.
5. GRANTING OF OPTIONS; OPTION AGREEMENT
     (a) No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board and, if not sooner terminated by action of the Company’s Board of Directors, the Plan shall terminate automatically as of such tenth anniversary date.

     (b) Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option in accordance with the terms of such written option agreement as offered under the Plan, although the exercise of each Option shall be subject to Section 6.1.3.
     (c) The stock option agreement shall specify whether each Option it evidences is an NQO or an ISO.
     (d) Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees or consultants of the Company, but are not employees or consultants at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator. However, no such Options approved in anticipation of hire by the Company shall be exercisable or validly existing and in effect before the actual date of hire.
6. TERMS AND CONDITIONS OF OPTIONS
     Each Option granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.
     6.1 Terms and Conditions to which All Options Are Subject. All Options granted under this Plan shall be subject to the following terms and conditions:
     6.1.1 Changes in Capital Structure. In the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split ups, consolidations, recapitalizations, reorganizations or like events, an appropriate adjustment shall be made in the number of shares reserved under the Plan, in the number of shares set forth in Section 3 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments but may make such adjustment as the Administrator deems appropriate. The Company shall give prompt notice to all optionees of any adjustment pursuant to this Section.
     6.1.2 Corporate Transactions. Section 6.1.1 above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan or the applicable stock option agreement to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation. The Committee shall notify the holders of all outstanding options in advance of any such window period for exercising options.
     6.1.3 Time of Option Exercise. Subject to Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the “Vesting Base Date”) and specified in the written stock option agreement relating to such Option. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.
     6.1.4 Option Grant Date. Except in the case of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant with respect to at least the following determinable features: the identity of the grantee, type of grant, number of shares, exercise price, vesting schedule and expiration date. For this purpose, the default provisions of the Plan shall be deemed incorporated into any grant to the extent that other terms are not specified for the grant.
     6.1.5 Nontransferability of Option Rights. No Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by (or on behalf of) the optionee.
     6.1.6 Payment. Except as provided below, payment in full, in cash, of the exercise price shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax, accounting and financial consequences, may authorize any one or more of the following additional methods of payment:
     (a) Acceptance of the optionee’s full recourse promissory note for all or part of the Option exercise price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and
     (b) Subject to the discretion of the Administrator and the terms of the stock option agreement granting the Option, delivery by the optionee of Common Stock already owned by the optionee for all or part of the Option exercise price, provided the value (determined as set forth in Section 6.1.10) of such Common Stock is equal on the date of exercise to the Option exercise price, or such portion thereof as the optionee is authorized to pay by delivery of such stock. In such case, prior to the acceptance of such shares of Common Stock, the optionee shall supply the

Board with written representations and warranties, including without limitation a representation and warranty that the optionee has good and marketable title to such shares free and clear of liens and encumbrances. No share of Common Stock shall be issued until full payment therefor has been made, and until any tax withholding obligations have been satisfied in a manner acceptable to the Company.
     6.1.7 Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a “Termination”), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than 30 days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); provided, however, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee’s personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within six months after the death or six months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, “employment” includes service as a consultant for the Company or an Affiliate. For purposes of this Section 6.1.7, an optionee’s employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company, for as long as the period of any such leave does not exceed 90 days or, if longer, the duration of the optionee’s right to reemployment by the Company or any Affiliate as guaranteed either contractually or by statute.
     6.1.8 Withholding and Employment Taxes. At the time of exercise of an Option and as a condition thereto, or at such other time as the amount of such obligations becomes determinable (the “Tax Date”), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its sole discretion, after considering any tax, accounting and financial consequences, by the optionee’s (i) delivery of a promissory note in the required amount on such terms as the Administrator deems appropriate, (ii) tendering to the Company previously owned shares of Stock or other securities of the Company with a fair market value equal to the required amount, or (iii) agreeing to have shares of Common Stock (with a fair market value equal to the required amount) which are acquired upon exercise of the Option withheld by the Company, subject to the following limitations:
     (a) Any election pursuant to clause (iii) above by an optionee subject to Section 16 of the Exchange Act shall either (x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any 10-day period beginning on the third business day following the date of release for publication of the Company’s quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.
     (b) Any election pursuant to clause (ii) above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.
     Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.
     Any securities tendered or withheld in accordance with this Section 6.1.8 shall be valued by the Company as of the Tax Date.
     6.1.9 Other Provisions. Each Option granted under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.
     6.1.10 Determination of Value. For purposes of the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:
     (a) If the Common Stock (or other security) is readily tradable on an established securities market, its fair market value shall be determined, in accordance with regulations under Code Section 409A, by any of the following methods selected and consistently followed by the Administrator from time to time: (i) the last sale before or the first sale after the grant; (ii) the closing price on the trading day before or the trading day of the grant; (iii) the arithmetic mean of the high and low prices on the trading day before or the trading day of the grant; or (iv) any other reasonable method using actual transactions in the Common Stock (or other security) as reported by such market.
     (b) If the Common Stock (or other security) is not readily tradable on an established securities market, its fair market value shall be determined in good faith by the Administrator by a reasonable application of a reasonable valuation method, taking into consideration all relevant factors as provided in regulations under Code Section 409A, or the Administrator may consistently apply, from time to time, one of the valuation methods presumed to be reasonable as set forth in said regulations.

     6.1.11 Option Term. Subject to Section 6.3.5, no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the “Expiration Date”).
     6.2 Terms and Conditions to Which Only NQOs Are Subject. Options granted under this Plan which are designated as NQOs shall be subject to the following terms and conditions:
     6.2.1 Exercise Price. The exercise price of a NQO shall be not less than the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant. NQOs granted under this Plan shall not be discounted; accordingly they are intended to be exempt from Code Section 409A.
     6.3 Terms and Conditions to Which Only ISOs Are Subject. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:
     6.3.1 Exercise Price. (a) Except as set forth in Section 6.3.1(b), the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.
     (b) The exercise price of an ISO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a “Ten Percent Shareholder”) shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.
     6.3.2 Disqualifying Dispositions. If stock acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Administrator in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Administrator may reasonably require.
     6.3.3 Grant Date. If an ISO is granted in anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.
     6.3.4 Vesting. Notwithstanding any other provision of this Plan, ISOs granted for any particular optionee under all incentive stock option plans of the Company and its subsidiaries may not “vest” for more than $100,000 in fair market value of stock (measured on the grant dates(s)) in any calendar year. For purposes of the preceding sentence, an Option “vests” when it first becomes exercisable. If, by their terms, such ISOs taken together would vest to a greater extent than the foregoing vesting limit in a calendar year, and unless otherwise provided by the Administrator, the vesting limitation described above shall be applied by deferring (only to the extent necessary to satisfy the $100,000 limit) the exercisability of those ISOs or portions of ISOs which have the highest per share exercise prices. The ISOs or portions of ISOs whose exercisability is so deferred shall become exercisable on the first day of the first subsequent calendar year during which they may be exercised, as determined by applying these same principles and all other provisions of this Plan including those relating to the expiration and termination of ISOs. In no event, however, will the operation of this Section 6.3.4 cause an ISO to vest before its terms or, having vested, cease to be vested. To the extent that any portion of an ISO cannot be deferred to any later calendar year, then the portion of such ISO that exceeds the foregoing annual vesting limit for the last calendar year in which any portion of that ISO is permitted to vest as an ISO, shall be converted and treated thereafter as an NQO under the Plan and the optionee shall be notified of that conversion.
     6.3.5 Term. Notwithstanding Section 6.1.11, no ISO granted to any Ten Percent Shareholder shall be exercisable more than five years after the date of grant.
7. MANNER OF EXERCISE
     (a) An optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.8. The date the Company receives written notice of an exercise hereunder accompanied by full payment or satisfaction of the exercise price will be considered as the date such Option was exercised.
     (b) Promptly after receipt of written notice of exercise of an Option and all payments called for by Section 7(a), the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.
     (c) Unless exempted by the Administrator, if an officer or director who is subject to the provisions of Section 16(b) of the Exchange Act exercises an Option within six months of the grant of such Option, the shares acquired upon exercise of such Option may not be disposed of until six months after the date of grant of such Option.

8. EMPLOYMENT OR CONSULTING RELATIONSHIP
     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee’s employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.
9. CONDITIONS UPON ISSUANCE OF SHARES
     Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the “Securities Act”).
10. NONEXCLUSIVITY OF THE PLAN
     The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.
11. AMENDMENTS TO PLAN
     The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and Options granted under this Plan to the requirements of federal or other tax laws relating to such stock Options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable; provided, however, that no such amendment shall, without the approval of the shareholders of the Company, effectuate a change for which shareholder approval is required in order for the Plan to continue to qualify under Rule 16b-3 (while it is in effect) or any successor rule thereto.
12. EFFECTIVE DATE OF PLAN
     No Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders’ meeting, is obtained within twelve months after adoption of the Plan by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such twelve-month period to the extent required by applicable law; otherwise such Options (if ISOs) shall be converted to NQOs if such conversion would allow them to remain in effect. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.

     IN WITNESS WHEREOF, this Plan, having been first duly adopted by the Board of Directors, is hereby executed below by a duly authorized officer of the Company on this 24th day of September, 2007, to take effect as of such date as provided herein.

TRIO-TECH INTERNATIONAL

By:	/s/ A. Charles Wilson

A. Charles Wilson, Director

Chairman of the Board

Exhibit 2
TRIO-TECH INTERNATIONAL
2007 DIRECTORS EQUITY INCENTIVE PLAN
     1. Purpose. This Trio-Tech International 2007 Directors Equity Incentive Plan (the “Plan”) is hereby established to grant to directors of Trio-Tech International (the “Company”) a favorable opportunity to acquire or receive Common Stock of the Company and to create an incentive for such persons to serve on the Board of Directors of the Company and to contribute to its long-term growth and profitability objectives. The Plan is established effective as of September 24, 2007. The Plan is designed to be exempt from Code Section 409A.
     As used in the Plan, the term “Code” shall mean the Internal Revenue Code of 1986, as amended. The term “Participant” shall mean a member of the Board of Directors of the Company who is not an officer or full-time salaried employee of the Company. Masculine terms used herein may be read as feminine, singular terms as plural and plural terms as singular, as necessary to give effect to the Plan.
     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”) or by a committee from time to time constituted (the “Committee”) to which administration of the Plan is delegated by the Board (in either case, the “Administrator”). The Administrator shall determine the meaning and application of the provisions of the Plan and all option agreements executed and restricted stock awards granted pursuant thereto, and its decisions shall be conclusive and binding upon all interested persons. Subject to the provisions of the Plan, the Administrator shall have the sole authority to grant options and award restricted shares of stock hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine and modify the terms and conditions of each stock option or restricted stock grant entered into between the Company and any Participant, and to make all other determinations necessary or advisable in the implementation and administration of the Plan.
     To the extent necessary to permit any grants or awards made under the Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the Committee authorized to grant and administer such grants or awards to Participants who are subject to Section 16 of said Securities Exchange Act shall consist solely of two or more “Non-Employee Directors” (as defined for purposes of Rule 16b-3 under said Act) and shall carry out its responsibilities in a manner consistent with said Rule 16b-3. Any member of the Committee shall not take part in the Committee’s consideration of matters involving grants or awards to such member.
     3. Eligibility; Status as Shareholder. All directors of the Company shall participate in the Plan. No person shall have any rights of a shareholder by virtue of a grant of an option except with respect to shares actually issued to that person upon the exercise thereof.

     4. Stock Subject to Plan. There shall be reserved for issue upon the exercise of options granted, or restricted stock awarded, under the Plan 200,000 shares of Common Stock or the number of shares of Common Stock which, in accordance with the provisions of Section 9 hereof, shall be substituted therefor. Such shares may be authorized but unissued shares or treasury shares. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, unpurchased shares subject thereto shall again be available for the purposes of the Plan.
     5. Terms of Options. Each option granted under the Plan shall be evidenced by a stock option agreement between the person to whom such option is granted and the Company. Such stock option agreement shall provide that the option is subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Administrator may deem appropriate in each case:
          (a) Option Exercise Price. The exercise price to be paid for each share of Common Stock upon the exercise of an option shall be 100% of the fair market value of the shares on the date the option is granted. As used in this Plan, the term “date the option is granted” means the date when the corporate action necessary to create a legally binding option is completed and the number of shares, exercise price, class of underlying stock and identity of the option recipient are determinable. Fair market value of the shares shall be (i) the mean of the high and the low prices of shares of Common Stock sold on an established securities market on the date the option is granted (or, if there was no sale on such date, such mean for the next preceding trading day on which there was such a sale) or (ii) if the Common Stock is not readily tradable on an established securities market on the date the option is granted, then fair market value shall be determined by a reasonable application of a reasonable valuation method, in accordance with the regulations under Code Section 409A, taking into consideration all relevant factors or, if the Administrator so chooses from time to time, by applying any valuation method presumed reasonable under those regulations.
          (b) Grants. Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the specific option. No option shall be granted under this Plan more than ten (10) years after the effective date of the Plan or any earlier termination date of the Plan.
          (c) Period of Option. Options granted hereunder shall have a term of five years from the date of grant.
          (d) Exercisability. Each option granted under the Plan shall be 100% vested and exercisable in full at any time and from time to time commencing as of the date of grant, unless otherwise provided in the stock option agreement.
          (e) Payment for Stock. The option exercise price for Common Stock purchased under an option shall be paid in full at the time of purchase. The option agreement may provide that the exercise price may be payable, at the election of the holder of the option, in whole or in part either in cash or by delivery of Common Stock in transferable form, such Common Stock to be valued for such purpose at its fair market value (as determined under Section 5(a) above) as of the date on which the option is exercised (c) and that, in that case and prior to the acceptance of shares of Common Stock as provided in this Section 5(e), the Participant shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Participant has good and marketable title to such shares free and clear of liens and encumbrances. No share of Common Stock shall be issued until full payment therefor has been made, and until any tax withholding obligation arising under Section 11 below has been satisfied in a manner acceptable to the Company. No Participant shall have any rights as an owner of shares of Common Stock until the date of issuance to him of the stock certificate evidencing such Common Stock.
          (f) Nonqualified Options. All options granted under the Plan shall be non-qualified options, meaning they do not qualify as “incentive stock options” under Code Section 422.
     6. Stock Awards. With the approval of the Company’s Board of Directors or an appropriate Section 16b-3 Committee (as described in Section 2 above), a Participant may be granted one or more Common Stock awards under the Plan. Such awards shall be grants of shares of Common Stock on such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Board of Directors or the Section 16b-3 Committee and set forth in a Restricted Stock Agreement with the Participant. The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to the Participant as a Common Stock award under this Section 6 upon the Participant becoming both the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the vesting, assignment and transfer of a Common Stock award as it deems appropriate. In the event of a Participant’s termination of service on the Company’s Board of Directors, any unvested shares of Common Stock awarded under the Plan shall vest, continue to vest, be forfeited and become subject to repurchase as and to the extent provided in the applicable Restricted Stock Agreement.
     7. Nontransferability. Options granted pursuant to the Plan shall be nontransferable except by will or the laws of descent and distribution, and shall be exercisable during the optionee’s lifetime only by him, and after his death, by his personal representative or by the person entitled thereto under his will or the laws of intestate succession. Shares of Common Stock awarded under Section 6 of the Plan shall be nontransferable the same as options, except as may be permitted by the Company’s Board of Directors in connection with certain events described in Sections 9(a) or (b) below.
     8. Termination of Service. Upon termination of the optionee’s service on the Board of Directors (“Termination of Service”), his rights to exercise options then held by him shall be terminated (and his outstanding unexercised options shall be forfeited and cancelled) as of an earlier date than the scheduled expiration date of such outstanding options, in accordance with the following provisions as applicable:
          (a) Death or Disability. Upon the death or disability (as defined in Section 22(e)(3) of the Code) of any person holding options granted under this Plan, his options shall be exercisable, by the holder’s legal representative or by the person entitled thereto under his will or the laws of intestate succession, only if and to the extent they are exercisable on the date of his death or disability, and such options shall terminate twelve months after the date of his death or disability (i.e., on the anniversary date of his death or disability) or on the originally scheduled expiration date of such options, whichever date is earlier.
          (b) Termination for Cause. A Participant’s right to exercise stock options shall be rescinded effective as of the date of termination of his service as a director if the Participant has been found to be engaged directly or indirectly in any conduct or activity which is in competition with the Company or is otherwise adverse to or not in the best interest of the Company.
          (c) Termination of Service. In the case of a Participant who has served as a non-employee on the Company’s Board of Directors for less than five years, upon his Termination of Service for any reason other than as set forth in Section 7(a) or 7(b) hereof, his options shall be exercisable only if and to the extent they are exercisable on the date of his Termination of Service and such options shall terminate 30 days after the date of his Termination of Service unless the holder of the options dies prior thereto, in which event he shall be deemed to have died on the date of his Termination of Service; provided, however, in no event shall such options be exercised more than five years from the date they are granted. Nothing contained in the Plan or in any option granted pursuant to the Plan shall obligate the Company or its parent or subsidiary corporations to continue to engage any director in such or in any other capacity with the Company, nor confer upon any director any right to continue as a director of or in any other capacity with the Company or its parent or subsidiary corporations, if any, nor limit in any way such right as the Company or its parent or subsidiary corporations may have to amend, modify or terminate any person’s compensation, employment, directorship or consulting or advising agreement at any time.

     9. Adjustment of Shares.
          (a) In the event of changes in the outstanding Common Stock by reason of stock dividends, stock splits, reverse stock splits, split-ups, consolidations, recapitalizations, reorganizations or like events, an appropriate adjustment shall be made in the number of shares reserved under the Plan, in the number of shares set forth in Section 4 hereof, and in the number of shares and the option price per share specified in any stock option agreement with respect to any unpurchased shares; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments but may make such adjustment as the Administrator deems appropriate. The Company shall give prompt notice to all optionees of any adjustment pursuant to this Section.
          (b) Section 9(a) above to the contrary notwithstanding, in the event of any merger, consolidation or other reorganization of the Company in which the Company is not the surviving or continuing corporation or in the event of the liquidation or dissolution of the Company, all options granted hereunder shall terminate on the effective date of the merger, consolidation, reorganization, liquidation, or dissolution unless the agreement with respect thereto provides for the assumption of such options by the continuing or surviving corporation. Any other provision of this Plan or the applicable stock option agreement to the contrary notwithstanding, all outstanding options granted hereunder shall be fully exercisable for a period of 30 days prior to the effective date of any such merger, consolidation, reorganization, liquidation, or dissolution unless such options are assumed by the continuing or surviving corporation. The Committee shall notify the holders of all outstanding options in advance of any such window period for exercising options.
     10. Securities Law Requirements. The Company may require prospective optionees, as a condition of either the grant or the exercise of an option, to represent and establish to the satisfaction of legal counsel to the Company that all shares of Common Stock acquired upon the exercise of such option will be acquired for investment and not for resale. The Company may refuse to permit the sale or other disposition of any shares acquired pursuant to any such representation until it is satisfied that such sale or other disposition would not be in contravention of applicable state or federal securities law.
     11. Tax Withholding. As a condition for issuing shares of Common Stock upon exercise of an option or the grant of a Common Stock award, the Company may require an optionee to pay to the Company all applicable federal, state and local taxes which the Company is required to withhold with respect to such option exercise or Common Stock award.
     12. Amendment. The Board of Directors may amend the Plan at any time, except that without shareholder approval:
          (a) The number of shares of Common Stock which may be reserved for issuance under the Plan shall not be increased except as provided in Section 9 hereof;

          (b) The option price per share of Common Stock may not be fixed at less than the price specified in Section 5(a) hereof;
          (c) The maximum period during which the options may be exercised may not be extended;
          (d) The class of persons eligible to receive options or restricted stock awards under the Plan as set forth in Section 3 shall not be changed;
          (e) This Section 12 may not be amended in a manner that limits or reduces the amendments which require shareholder approval; and
          (f) The provisions of the Plan shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act (if applicable), or the rules thereunder.
     13. Termination. The Plan shall terminate automatically on September 24, 2017. The Board of Directors may terminate the Plan at any earlier time. The termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination, but no option shall be granted after such date.
     14. Effective Date. The Plan shall be effective upon its adoption by the Board of Directors of the Company. Options may be granted but not exercised prior to shareholder approval of the Plan. If any options are so granted and shareholder approval shall not have been obtained on or before September 24, 2008, such options shall terminate retroactively as of the date they were granted. Common Stock awards under Section 6 shall not be granted prior to shareholder approval of the Plan.

     IN WITNESS WHEREOF, this Plan, having been first duly adopted by the Board of Directors, is hereby executed below by a duly authorized officer of the Company on this 24th day of September, 2007, to take effect as of such date as provided herein.

TRIO-TECH INTERNATIONAL

By:	/s/ A. Charles Wilson

A. Charles Wilson, Director

Chairman of the Board

Appendix A
COMPENSATION COMMITTEE CHARTER
of the Compensation Committee
of TRIO-TECH INTERNATIONAL
This Compensation Committee Charter (the “Charter”) was adopted by the Board of Directors (the “Board”) of Trio-Tech International (the “Company”) on June 29, 2004, and amended on March 5, 2007.
Section 1: Purpose
The purpose of the Compensation Committee (the “Committee”) of the Board of the Company is (1) to discharge the Board’s responsibilities relating to compensation of the Company’s executives, including by designing (in consultation with management and the Board, as appropriate), and evaluating the compensation plans, policies and programs of the Company as they relate to executives and (2) to produce an annual report on executive compensation for inclusion in the Company’s proxy materials in accordance with applicable rules and regulations of the Securities and Exchange Commission.
Section 2: Membership
The Committee shall be comprised of two or more directors, as determined by the Board, each of whom (1) satisfies the independence requirements of the American Stock Exchange, (2) is a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and (3) is an “outside director” under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

Section 3: Meetings and Procedures
The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company’s Articles of Incorporation or bylaws that are applicable to the Committee.
The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.
All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company’s management; representatives of the independent auditor and any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate; provided, however that the Chief Executive Officer may not be present during voting or deliberation as and to the extent set forth in the rules of the American Stock Exchange. The Committee may also exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director that is not a member of the Committee.
The Committee shall have the sole authority, to retain and/or replace, as it deems appropriate, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Committee believes to be necessary, desirable or appropriate. The Committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such persons retained by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Chair shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.
Section 4: Duties and Responsibilities
1.	The Committee shall, at least once each calendar year, review the compensation philosophy of the Company.
2.	The Committee shall have sole authority to determine the Chief Executive Officer’s compensation. The Committee shall, at least once each calendar year, review and approve corporate goals and objectives relating to the compensation of the Chief Executive Officer and shall, with input from the Chief Executive Officer, annually establish the performance criteria (including both long-term and short-term goals) to be considered in light of those goals and objectives in connection with the Chief Executive Officer’s next annual performance evaluation. At the end of each year, the Chief Executive Officer shall make a presentation or furnish a written report to the Committee indicating his or her progress against such established performance criteria. Thereafter, with the Chief Executive Officer absent, the Committee shall meet to review the Chief Executive Officer’s performance, determine and approve the compensation of the Chief Executive Officer based on such evaluation and report thereon to the Board. The results of the review and evaluation shall be communicated to the Chief Executive Officer by the Chairman of the Board of Directors and the Chair of the Committee.
3.	The Committee shall, at least once each calendar year, review and approve all compensation for all officers (as such term is defined in Rule 16a-1 promulgated under the 1934 Act), directors and other employees of the Company or its subsidiaries with a base salary greater than or equal to $250,000. In addition, the Committee shall review and approve all officers’ employment agreements and severance arrangements.

4.	With the input of the Chief Executive Officer, the Committee shall, at least once each calendar year, review the performance of principal senior executives.
5.	The Committee shall manage and periodically review, the Company’s executive officers annual bonuses; long-term incentive compensation, stock options, employee pension and welfare benefit plans e.g., 401(k), employee stock purchase plan, etc.) and with respect to each plan shall have responsibility for:
a.	general administration as provided in each such plan;

b.	setting performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive officers who may be “covered employees” under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be “pre-established” within the meaning of Section 162(m);

c.	certifying that any and all performance targets used for any performance based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

d.	approving all amendments to, and terminations of, all compensation plans and any awards under such plans;

e.	granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans to executive officers or current employees with the potential to become the CEO or a “covered employee” under Section 162(m) of the Code, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);

f.	approving which executive officers are entitled to awards under the Company’s stock option plan(s); and

g.	repurchasing securities from terminated employees.

All plan reviews should include reviewing the plan’s administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan’s internal and external administrators if any duties have been delegated.
6.	The Committee shall determine the Company’s policy with respect to change of control or “parachute” payments.
7.	The Committee shall review and approve executive officer and director indemnification and insurance matters.
8.	The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company’s annual proxy statement.
9.	The Committee shall review and reassess this Charter at least once each fiscal Year and submit any recommended changes to the Board for its consideration.
Section 5: Delegation of Duties
In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, to the extent consistent with the Company’s Articles of incorporation, bylaws and applicable law and rules of markets in which the Company’s securities then trade, except that it shall not delegate its responsibilities for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code or is intended to be exempt from Section 16(b) under the 1934 Act pursuant to Rule 16b-3 by virtue of being approved by a committee of “outside directors.”

Section 6: Disclosure of Charter
This Charter shall be made available to any stockholder who otherwise requests a copy. The Company’s Annual Report to Stockholders shall state the foregoing.
EXECUTIVE COMPENSATION
Trio-Tech’s Compensation Committee of the Board of Directors, is responsible for, among other duties, giving suggestions to the Board on administration of policies and procedures regarding executive compensation and criteria for the amounts of such compensation.
Compensation Objectives:
•	Attract, motivate and retain executives who drive Trio-Tech’s success and industry leadership.

•	Provide each executive, from Vice-President to Chief Executive Officer, with a base salary based on the market value of the role, and the individual’s demonstrated ability to perform the role.

•	Motivate executives to create sustained shareholder value by ensuring all executives have an “at risk” component of total compensation that reflects their ability to influence business outcomes and financial performance
Components of Executive Compensation:
The compensation program has three elements:
1.	Base annual salary;
2.	Potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and

Directors’ Compensation:
Non-employee directors’ base compensation consists of a reasonable fee and also of potential annual cash incentive awards. In addition, directors will be reimbursed for reasonable out-of-pocket expenses incurred in connection with attendance at such meetings.

TRIO-TECH INTERNATIONALProxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting of Shareholders on December 3, 2007The undersigned hereby appoints S. W. Yong and A. Charles Wilson or either of them as his/her true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices at 14731 Califa Street, Van Nuys, California on Monday, December 3, 2007 at 10:00 A.M., and at any adjournments thereof, and to vote all shares that he/she is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OFTRIO-TECH INTERNATIONALDecember 3, 2007Please date, sign and mail your proxy card in the envelope provided as soon as possible.Please detach along perforated line and mail in the envelope provided.20433000000000000000 5 120307PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE xFOR AGAINST ABSTAIN1. ELECTION OF DIRECTORS: 2. TO APPROVE THE COMPANY’S 2007 EMPLOYEE STOCKOPTION PLAN:NOMINEES:FOR ALL NOMINEES O Jason T. Adelman 3. TO APPROVE THE COMPANY’S 2007 DIRECTORS EQUITYO Richard M. Horowitz INCENTIVE PLAN:WITHHOLD AUTHORITY O A. Charles WilsonFOR ALL NOMINEES O S.W. Yong 4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.FOR ALL EXCEPT(See instructions below) THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNERDIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1 AND “FOR” THE PROPOSAL DESCRIBED IN EACH OF ITEM 2 AND ITEM 3. PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.Signature of Shareholder Date: Signature of Shareholder Date:Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.